EXHIBIT 10.5

Jeans Accessories WS (+Africa, Europe, Asia, C&SA)

19 April 2012

DMG - 25 Apr 12

27 July 2012

Warnaco Asia Limited as successor to CK Jeanswear Asia Limited (“CKJA”)

CK Jeanswear Australia, Ltd. (“CKJ Aus”)

CK Jeanswear New Zealand, Ltd. (“CKJNZ”)

CK Jeanswear Korea, Ltd. (“CKJK”)

CK Jeanswear Shanghai, Ltd. (“CKJS”)

WF Overseas Fashion C.V. (“WFOF”)

Warnaco Italy S.r.l. as successor to CK Jeanswear Europe S.p.A. (“CKJE”)

(“CKJA Group Entities”)

Warnaco B.V. as successor to CKJ Jeanswear N.V. (as “guarantor”) (“CKJNV” together with the CKJA Group Entities and their respective affiliates and successors within the Warnaco family of companies, hereinafter all collectively (the “CKJ Entities” or "W" or "Warnaco")

Re:        Calvin Klein, Inc. (“CKI”) and CKJE, CKJA and WFOF “Calvin Klein Jeans” Jeans Accessories License d. 31 Jan 06 as amended (“Jeans Accessories License”)

Ladies and Gentlemen:

CKI and the CKJ Entities hereby agree to amend the Jeans Accessories License, effective 1 July 2012 (the “Effective Date”), to add the specific countries (in Africa to those already included in Africa) set forth on Exhibit A and to add additional countries (and jurisdictions) in South America (“SA”) as set forth on Exhibit A “Africa”,  and to add additional countries (and jurisdictions) in Europe as set forth on Exhibit A and to add additional countries (and jurisdictions) in Asia as set forth on Exhibit A annexed hereto and made a part hereof, to the “Territory” covered under the Jeans Accessories License, as follows:

1.         The “Territory” as defined under the Jeans Accessories License shall, from and after the Effective Date in addition to South Africa, Tunisia, Algeria, Morocco, Ivory Coast, Senegal and Nigeria include the balance of those countries listed in Exhibit A as a separate region for Africa (sometimes Africa or Africa Region).  Furthermore, those countries (and other jurisdictions) listed in Exhibit A respectively shall be added to and included in the Europe Region or the Asia Region or the South America (“SA”) Region, as applicable, in the Territory.

2.         There will be no separate dollar amounts or increase in the base dollar amount of either the Minimum Guaranteed Fee or the Minimum Advertising Expenditure amount payable under the Jeans Accessories License applicable to Net Sales in the additional countries (and jurisdictions).  Percentage Fees and earned Minimum Advertising Expenditure amounts based on Net Sales in shall receive credits for the Minimum Guaranteed Fees or Minimum Advertising Expenditures amounts as applicable paid thereunder with respect to the region of the Territory to which they are added,  if any, as applicable.  There will be no separate amounts or increased Minimum Net Sales Threshold amounts applicable to Net Sales the additional countries (and jurisdictions) in the applicable regions, or overall in the Territory.  Net Sales will be applied towards satisfaction of the Minimum Net Sales Thresholds provided under the Jeans Accessories License for the region of the Territory to which they are added,  if any, as applicable.

3.         This amendment to the Jeans Accessories License shall be considered as having been entered into in the State of New York and shall be construed and interpreted in accordance with the laws of that state applicable to agreements made and to be performed therein.

4.         Except as set forth herein, the Jeans Accessories License remains in full force and effect as set forth therein.  Defined terms, unless otherwise provided herein, shall have the meaning assigned to each of them in the Jeans Accessories License.  Except as otherwise indicated herein, all terms and conditions of the Jeans Accessories License shall continue to apply.  This amendment may not be amended or modified, or terminated except in writing signed by both parties hereto and exchanged between them.

The parties have executed this amendment as of the date first written above.

[Signature Page Follows]

Calvin Klein, Inc.

                                                                        By:/s/ Tom Murry

Warnaco Asia Limited

By:/s/ Stanley Silverstein

CK Jeanswear Australia, Ltd.

CK Jeanswear New Zealand, Ltd.

CK Jeanswear Korea, Ltd.

CK Jeanswear Shanghai, Ltd.

                                                                        By:/s/ Stanley Silverstein

Warnaco Italy S.r.l.

By:/s/ Stanley Silverstein

WFOF Overseas Fashion C.V.

                                                                        By:/s/ Stanley Silverstein

Warnaco B.V.

                                                                        By:/s/ Elizabeth Wood

Warnaco B.V.

                                                                        By:/s/ Amy Greenfield

Exhibit A

Europe Region:

Albania

Andorra

Gibralter

Guernsey

Iceland

Isle of Man

Jersey

Monaco

Montenegro

San Marino

St. Helena

Africa Region: **

Algeria

Benin

Botswana

Burkina

Burundi

Cameroon

Cape Verde

Central African Republic

Chad

Comoros Islands

Congo

Congo (Dem. Rep.)

Djibouti

Equatorial Guinea

Eritrea

Ethiopia

Gabon

Gambia

Ghana

Guinea

Guinea-Bissau

Ivory Coast

Kenya

Lesotho

Liberia

Libya

Madagascar

Malawi

Mali

Mauritania

Mauritius

Morocco

Mozambique

Namibia

Niger

Nigeria

Reunion

Rwanda

Sao Tome and Principe

Senegal

Seychelles

Sierra Leone

Somalia

South Africa

Sudan

Swaziland

Tanzania

Togo

Tunisia

Uganda

Zambia

Zimbabwe

Asia Region:

Afghanistan

Bangladesh

Bhutan

Brunei

East Timor

Iraq

Kyrgyzstan

Maldives

Mongolia

Nepal

Pakistan

Sri Lanka

Syria

Tajikistan

Turkmenistan

Fiji

Kiribati

Republic of the Marshall Islands

Nauru

Palau

Samoa

Solomon Islands

Tonga

Tuvalu

Vanuatu

South America Region:

Falkland Islands